    As filed with the Securities and Exchange Commission on September 29, 2000
                                                     Registration No. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                     --------------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                    ----------------------------------------

                              MILLENNIUM CELL INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)


                                   22-3726792
                      (I.R.S. Employer Identification No.)


     1 INDUSTRIAL WAY WEST, EATONTOWN, NEW JERSEY               07724
       (Address of Principal Executive Offices)              (Zip Code)


                  --------------------------------------------


                              MILLENNIUM CELL INC.
                   AMENDED AND RESTATED 2000 STOCK OPTION PLAN
                            (Full Title of the Plan)

                  --------------------------------------------


                                 STEPHEN S. TANG
                             CHIEF EXECUTIVE OFFICER
                              MILLENNIUM CELL INC.
                              1 INDUSTRIAL WAY WEST
                           EATONTOWN, NEW JERSEY 07724
                     (Name and Address of Agent for Service)

                                 (732) 542-4000
          (Telephone Number, Including Area Code, of Agent For Service)

                  --------------------------------------------


                         CALCULATION OF REGISTRATION FEE

===================================================================================================================================
                                                           PROPOSED MAXIMUM
          TITLE OF SECURITIES         AMOUNT TO BE          OFFERING PRICE      PROPOSED MAXIMUM AGGREGATE           AMOUNT OF
           TO BE REGISTERED           REGISTERED               PER SHARE             OFFERING PRICE               REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------------
Common stock, par value $.001 per        5,500,000              $20.50 (1)          $112,750,000                   $29,766
share...............................
===================================================================================================================================

(1) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling price per share of Registrant's Common Stock on September 25, 2000, as reported on the NASDAQ National Market

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

           Pursuant to Rule 428(b)(1) under the Securities Act of 1933, as amended, the documents containing the information specified in Part I of Form S-8 will be sent or given to each participant in the Millennium Cell Inc. Amended and Restated 2000 Stock Option Plan. This document and the documents incorporated by reference in this registration statement pursuant to Item 3 of
Part II hereof, taken together, constitute the Section 10(a) Prospectus.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.        INCORPORATION OF DOCUMENTS BY REFERENCE

               Millennium Cell Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

              (a) The Registrant's final prospectus filed pursuant to Rule 424(b)(1) with the Commission on August 11, 2000.

              (b) The Registrant's Quarterly Report on Form 10-Q for the period ended June 30, 2000, filed with the Commission on August 14, 2000.

              (c) The Registrant's Registration Statement on Form 8-A filed with the Commission on July 19, 2000, including any amendments or reports filed for the purpose of updating such description, in which there are described the terms, rights and provisions applicable to the Registrant's Common Stock.

               All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Act"), after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all shares of Common Stock offered hereby have been sold or which de-registers all shares of Common Stock then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be part hereof from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.        DESCRIPTION OF SECURITIES.

               Not applicable.

ITEM 5.        INTERESTS OF NAMED EXPERTS AND COUNSEL

               Not applicable.

ITEM 6.        INDEMNIFICATION OF DIRECTORS AND OFFICERS

               Section 145 of the Delaware General Corporation Law permits indemnification of the Registrant's officers and directors under certain conditions and subject to certain limitations. In accordance with Section 145 of the Delaware General Corporation Law, Article 11 of the Registrant's certificate of incorporation provides that no director of the Registrant shall be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to the Registrant or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) in respect of unlawful dividend payments or stock redemptions or repurchases or (4) for any transaction from which the director derived an improper personal benefit.

               Article V of the Registrant's by-laws provides for indemnification by the Registrant of its officers and certain non-officer employees under certain circumstances against expenses, including attorneys fees, judgments, fines and amounts paid in settlement, reasonably incurred in connection with the defense or settlement of any threatened, pending or completed legal proceeding in which any such person is involved by reason of the fact that such person is or was an officer or employee of the Registrant if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant and, with respect to criminal actions or proceedings, if such person had no reasonable cause to believe his or her conduct was unlawful.

ITEM 7.        EXEMPTION FROM REGISTRATION CLAIMED

               Not applicable.

ITEM 8.        EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION

4.1 Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1, Registration No. 333-37896, filed with the Securities and Exchange Commission on May 25, 2000).

4.2 Certificate of Amendment to Certificate of Incorporation (incorporated by reference to Exhibit 3.3 in Amendment No. 1 to the Company's Registration Statement on Form S-1, Registration No. 333-37896, filed with the Securities and Exchange Commission on July 14, 2000).

4.3 Bylaws (incorporated by referenced to Exhibit 3.2 to the Company's Registration Statement on Form S-1, Registration No. 333-37896, filed with the Securities and Exchange Commission on May 25, 2000).

4.4 Millennium Cell, Inc., Amended and Restated 2000 Stock Option Plan (incorporated by reference to Exhibit 10.7 in Amendment No. 3 to the Company's Registration Statement on Form S-1, Registration No. 333-37896, filed with the Securities and Exchange Commission on July 27, 2000).

5.1            Opinion of Baker & McKenzie.

23.1 Consent of Baker & McKenzie -- contained in the opinion appearing as Exhibit 5.1.

23.2           Consent of Ernst & Young LLP.

ITEM 9.        UNDERTAKINGS

               The undersigned registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided however, that clauses (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

               The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Ac of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Eatontown, state of New Jersey, on this 28th day of September, 2000.


                        MILLENNIUM CELL INC.

                        By:             /s/ Stephen S. Tang
                           -----------------------------------------------
                              Name:     Stephen S. Tang
                              Title:    Chief Executive Officer and President



           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                                                                TITLE                                 DATE






   /s/ Stephen S. Tang                                         Chief Executive Officer, President and             September 28, 2000
 ---------------------------------------                       Director (Principal Executive, Accounting
           Stephen S. Tang                                              and Financial Officer)


   /s/ Steven C. Amendola                                      Chief Technical Officer, Executive Vice            September 28, 2000
 ----------------------------------------                                 President and Director
          Steven C. Amendola

   /s/ G. Chris Andersen
-----------------------------------------                                        Director                         September 28, 2000
            G. Chris Andersen

   /s/ Kenneth R. Baker
-----------------------------------------                                        Director                         September 28, 2000
            Kenneth R. Baker

   /s/ William H. Fike
-----------------------------------------                                        Director                         September 28, 2000
            William H. Fike

  /s/ Alexander MacLachlan
----------------------------------------                                         Director                         September 28, 2000
         Alexander MacLachlan

  /s/ Zoltan Merszei

----------------------------------------
             Zoltan Merszei                                                      Director                         September 28, 2000

  /s/ H. David Ramm

- ----------------------------------------
             H. David Ramm                                                       Director                         September 28, 2000

  /s/ James L. Rawlings
------------------------------------------
           James L. Rawlings                                                     Director                         September 28, 2000

                                  EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION

4.3 Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1, Registration No. 333-37896, filed with the Securities and Exchange Commission on May 25, 2000).

4.4 Certificate of Amendment to Certificate of Incorporation (incorporated by reference to Exhibit 3.3 in Amendment No. 1 to the Company's Registration Statement on Form S-1, Registration No.333-37896, filed with the Securities and Exchange Commission on July 14, 2000).

4.3 Bylaws (incorporated by referenced to Exhibit 3.2 to the Company's Registration Statement on Form S-1, Registration No. 333-37896, filed with the Securities and Exchange Commission on May 25, 2000).

4.4 Millennium Cell, Inc., Amended and Restated 2000 Stock Option Plan (incorporated by reference to Exhibit 10.7 in Amendment No. 3 to the Company's Registration Statement on Form S-1, Registration No. 333-37896, filed with the Securities and Exchange Commission on July 27, 2000).

5.1            Opinion of Baker & McKenzie.

23.1 Consent of Baker & McKenzie -- contained in the opinion appearing as Exhibit 5.1.

23.2           Consent of Ernst & Young LLP.